EXHIBIT (13)


                    ANNUITY INVESTORS LIFE INSURANCE COMPANY
                            Standardized Performance
                             N-4 Part C, Exhibit 13
                                December 31, 1996
                                         n
                                   P(1+T) =ERV


P = a hypothetical initial payment of $1,000.
T = average annual total return
n = number of years
ERV = "ending redeemable value" of a hypothetical $1,000 payment made at the beginning of the one-year period.


                     DREYFUS VARIABLE INVESTMENT FUNDS, INC.



                           Variable                Socially
                           Capital               Responsible                       Stock
Basic Contracts:         Appreciation               Growth                         Index
---------------          ------------           -------------                      -----
      n                         1                          1                          1
P(1+T)  =ERV       1,000.00(1+T) =1,154.95    1,000.00(1+T) =1,112.30    1,000.00(1+T) =1,125.23
     n                            1                          1                           1
(1+T) =ERV/P                 (1+T) =1.1550              (1+T) =1.1123              (1+T) =1.1252
T=(ERV/P)-1                     T=1.1550-1                 T=1.1123-1                 T=1.1252-1
T=                                  0.1550                     0.1123                     0.1252
or T=                                15.50%                     11.23%                     12.52%




Enhanced Contracts:
------------------
      n                          1                         1                          1
P(1+T) =ERV         1,000.00(1+T) =1,158.7    1,000.00(1+T) =1,115.85    1,000.00(1+T) =1,128.77
     n                            1                          1                          1
(1+T) =ERV/P                 (1+T) =1.1587              (1+T) =1.1159              (1+T) =1.1288
T=(ERV/P)-1                     T=1.1587-1                 T=1.1159-1                 T=1.1288-1
T=                                  0.1587                     0.1159                     0.1288
or T=                                15.87%                     11.59%                     12.88%


                    ANNUITY INVESTORS LIFE INSURANCE COMPANY
                            Standardized Performance
                             N-4 Part C, Exhibit 13
                                December 31, 1996
                                         n
                                   P(1+T) =ERV


P = a hypothetical initial payment of $1,000.
T= average annual total return
n = number of years
ERV = "ending redeemable value" of a hypothetical $1,000 payment made at the beginning of the one-year period.



                                        Janus Aspen Series
                                        ------------------

                    Aggressive                 Worldwide                                            Short-Term
                      Growth                     Growth                  Balanced                       Bond
Basic Contracts:       Fund                       Fund                     Fund                      Portfolio
---------------     -----------                ----------                --------                   ----------
      n                      1                          1                         1                         1
P(1+T) =ERV     1,000.00(1+T) 1=981.20     1,000.00(1+T) =1,189.44   1,000.00(1+T) =1,062.39   1,000.00(1+T) =941.87
     n                        1                           1                         1                        1
(1+T) =ERV/P             (1+T) =.9812                (1+T) =1.1894             (1+T) =1.06239           (1+T) =.9419
T=(ERV/P)-1                 T=.9812-1                   T=1.1894-1                T=1.06239-1              T=.9419-1
T=                            (0.0188)                      0.1894                     0.0624                (0.0581)
or T=                           -1.88%                       18.94%                      6.24%                 -5.81%





Enhanced Contracts:
------------------

      n                      1                          1                         1                         1
P(1+T) =ERV     1,000.00(1+T) =984.31      1,000.00(1+T) =1,193.19   1,000.00(1+T) =1,065.84   1,000.00(1+T) =944.97
     n                        1                           1                         1                        1
(1+T) =ERV/P             (1+T) =.9843                (1+T) =1.1932             (1+T) =1.0658            (1+T) =.9450
T=(ERV/P)-1                 T=.9843-1                   T=1.1932-1                T=1.0658-1               T=.9450-1
T=                            (0.0157)                      0.1932                    0.0658                 (0.0550)
or T=                           -1.57%                       19.32%                     6.58%                  -5.50%




                    ANNUITY INVESTORS LIFE INSURANCE COMPANY
                            Standardized Performance
                             N-4 Part C, Exhibit 13
                                December 31, 1996
                                         1
                                   P(1+T) =ERV


P = a hypothetical initial payment of $1,000.
T= average annual total return
n = number of years
ERV = "ending redeemable value" of a hypothetical $1,000 payment made at the beginning of the one-year period.


                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                            Basic                       Global                      High
                            Value                      Strategy                    Current
Basic Contracts:            Focus                        Focus                     Income
---------------             -----                      --------                   --------
      1                          1                          1                          1
P(1+T) =ERV         1,000.00(1+T) =1,069.99    1,000.00(1+T) =1,032.69    1,000.00(1+T) =1,013.99
     n                             1                          1                          1
(1+T) =ERV/P                  (1+T) =1.1070              (1+T) =1.0327              (1+T) =1.0140
T=(ERV/P)-1                      T=1.1070-1                 T=1.0327-1                 T=1.0140-1
T=                                   0.1070                     0.0327                     0.0140
or T=                                 10.70%                      3.27%                      1.40%




Enhanced Contracts:
------------------

      1                          1                          1                          1
P(1+T) =ERV         1,000.00(1+T) =1,110.49    1,000.00(1+T) =1,036.02    1,000.00(1+T) =1,017.24
     n                             1                         1                           1
(1+T)  =ERV/P                 (1+T) =1.1105             (1+T) =1.0360               (1+T) =1.0172
T=(ERV/P)-1                      T=1.1105-1                T=1.0360-1                 T=1.10172-1
T=                                   0.1105                    0.0360                      0.0172
or T=                                 11.05%                     3.60%                       1.72%



                    ANNUITY INVESTORS LIFE INSURANCE COMPANY
                            Standardized Performance
                             N-4 Part C, Exhibit 13
                                December 31, 1996


YIELD AND EFFECTIVE YIELD FOR MERRILL LYNCH VARIABLE SERIES FUNDS DOMESTIC MONEY MARKET SUB-ACCOUNTS
--------------------------------------------------------------------------------

                                      YIELD

              BASIC CONTRACTS:
((((Ending UV/Beginning UV)-1)/7)*365                     ((((1.157043/1.156199)-1)/7)*365)
                                                                     (((1.000730-1)/7)*365)
                                                                          ((.000730/7)*365)
                                                                            (0.000104)*365)
                                                                                      0381
                                                or                                    3.81%

             ENHANCED CONTRACTS:

((((ENDING UV/BEGINNING UV)-1/)/7))*365)                  ((((1.173866/1.172943)-1)/7)*365)
                                                                     (((1.000787-1)/7)*365)
                                                                          ((.000787/7)*365)
                                                                             (.000112)*365)
                                                                                     .0410
                                                or                                    4.10%


                                 EFFECTIVE YIELD

              BASIC CONTRACTS:

(((Ending UV/Beg. UV)^(365/7)-1)*100)                 (((1.157043/1.156199)^(365/7)-1)*100)
                                                              (((1.000730)^(52.143)-1)*100)
                                                                           ((1.0388-1)*100)
                                                                               (0.0388*100)
                                                                                      .0388
                                                or                                    3.88%

             ENHANCED CONTRACTS:

(((Ending UV/Beg.UV)^(365/7)-1)*100)                  (((1.173866/1.172943)^(365/7)-1)*100)
                                                              (((1.000787)^(52.143)-1)*100)
                                                                           ((1.0419-1)*100)
                                                                                (.0419*100)
                                                                                      .0419
                                                or                                    4.19%


